Exhibit 99.2

SYNCHRONY FINANCIAL
FINANCIAL SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended
	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	1Q'21 vs. 1Q'20
EARNINGS
Net interest income	$3,439	$3,659	$3,457	$3,396	$3,890	$(451)	(11.6)%
Retailer share arrangements	(989)	(1,047)	(899)	(773)	(926)	(63)	6.8%
Provision for credit losses	334	750	1,210	1,673	1,677	(1,343)	(80.1)%
Net interest income, after retailer share arrangements and provision for credit losses	2,116	1,862	1,348	950	1,287	829	64.4%
Other income	131	82	131	95	97	34	35.1%
Other expense	932	1,000	1,067	986	1,002	(70)	(7.0)%
Earnings before provision for income taxes	1,315	944	412	59	382	933	244.2%
Provision for income taxes	290	206	99	11	96	194	202.1%
Net earnings	$1,025	$738	$313	$48	$286	$739	258.4%
Net earnings available to common stockholders	$1,014	$728	$303	$37	$275	$739	268.7%

COMMON SHARE STATISTICS
Basic EPS	$1.74	$1.25	$0.52	$0.06	$0.45	$1.29	286.7%
Diluted EPS	$1.73	$1.24	$0.52	$0.06	$0.45	$1.28	284.4%
Dividend declared per share	$0.22	$0.22	$0.22	$0.22	$0.22	$—	—%
Common stock price	$40.66	$34.71	$26.17	$22.16	$16.09	$24.57	152.7%
Book value per share	$21.86	$20.49	$19.47	$19.13	$19.27	$2.59	13.4%
Tangible common equity per share(1)	$17.95	$16.72	$15.75	$15.28	$15.35	$2.60	16.9%

Beginning common shares outstanding	584.0	583.8	583.7	583.2	615.9	(31.9)	(5.2)%
Issuance of common shares	—	—	—	—	—	—	—%
Stock-based compensation	2.2	0.2	0.1	0.5	0.9	1.3	144.4%
Shares repurchased	(5.1)	—	—	—	(33.6)	28.5	(84.8)%
Ending common shares outstanding	581.1	584.0	583.8	583.7	583.2	(2.1)	(0.4)%

Weighted average common shares outstanding	583.3	583.9	583.8	583.7	604.9	(21.6)	(3.6)%
Weighted average common shares outstanding (fully diluted)	587.5	586.6	584.8	584.4	607.4	(19.9)	(3.3)%

(1) Tangible Common Equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

SYNCHRONY FINANCIAL
SELECTED METRICS
(unaudited, $ in millions)
	Quarter Ended
	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	1Q'21 vs. 1Q'20
PERFORMANCE METRICS
Return on assets(1)	4.3%	3.1%	1.3%	0.2%	1.1%		3.2%
Return on equity(2)	31.8%	23.6%	10.3%	1.6%	9.1%		22.7%
Return on tangible common equity(3)	40.8%	30.4%	13.1%	1.6%	11.6%		29.2%
Net interest margin(4)	13.98%	14.64%	13.80%	13.53%	15.15%		(1.17)%
Efficiency ratio(5)	36.1%	37.1%	39.7%	36.3%	32.7%		3.4%
Other expense as a % of average loan receivables, including held for sale	4.82%	5.01%	5.44%	5.04%	4.77%		0.05%
Effective income tax rate	22.1%	21.8%	24.0%	18.6%	25.1%		(3.0)%

CREDIT QUALITY METRICS
Net charge-offs as a % of average loan receivables, including held for sale	3.62%	3.16%	4.42%	5.35%	5.36%		(1.74)%
30+ days past due as a % of period-end loan receivables(6)	2.83%	3.07%	2.67%	3.13%	4.24%		(1.41)%
90+ days past due as a % of period-end loan receivables(6)	1.52%	1.40%	1.24%	1.77%	2.10%		(0.58)%
Net charge-offs	$699	$631	$866	$1,046	$1,125	$(426)	(37.9)%
Loan receivables delinquent over 30 days(6)	$2,175	$2,514	$2,100	$2,453	$3,500	$(1,325)	(37.9)%
Loan receivables delinquent over 90 days(6)	$1,170	$1,143	$973	$1,384	$1,735	$(565)	(32.6)%

Allowance for credit losses (period-end)	$9,901	$10,265	$10,146	$9,802	$9,175	$726	7.9%
Allowance coverage ratio(7)	12.88%	12.54%	12.92%	12.52%	11.13%		1.75%

BUSINESS METRICS
Purchase volume(8)(9)	$34,749	$39,874	$36,013	$31,155	$32,042	$2,707	8.4%
Period-end loan receivables	$76,858	$81,867	$78,521	$78,313	$82,469	$(5,611)	(6.8)%
Credit cards	$73,244	$78,455	$75,204	$75,353	$79,832	$(6,588)	(8.3)%
Consumer installment loans	$2,319	$2,125	$1,987	$1,779	$1,390	$929	66.8%
Commercial credit products	$1,248	$1,250	$1,270	$1,140	$1,203	$45	3.7%
Other	$47	$37	$60	$41	$44	$3	6.8%
Average loan receivables, including held for sale	$78,358	$79,452	$78,005	$78,697	$84,428	$(6,070)	(7.2)%
Period-end active accounts (in thousands)(9)(10)	65,219	68,540	64,800	63,430	68,849	(3,630)	(5.3)%
Average active accounts (in thousands)(9)(10)	66,280	66,261	64,270	64,836	72,078	(5,798)	(8.0)%

LIQUIDITY
Liquid assets
Cash and equivalents	$16,620	$11,524	$13,552	$16,344	$13,704	$2,916	21.3%
Total liquid assets	$22,636	$18,321	$21,402	$22,352	$19,225	$3,411	17.7%
Undrawn credit facilities
Undrawn credit facilities	$5,400	$5,400	$5,400	$5,650	$5,600	$(200)	(3.6)%
Total liquid assets and undrawn credit facilities	$28,036	$23,721	$26,802	$28,002	$24,825	$3,211	12.9%
Liquid assets % of total assets	23.62%	19.09%	22.37%	23.15%	19.61%		4.01%
Liquid assets including undrawn credit facilities % of total assets	29.25%	24.72%	28.02%	29.00%	25.32%		3.93%

(1) Return on assets represents net earnings as a percentage of average total assets.
(2) Return on equity represents net earnings as a percentage of average total equity.
(3) Return on tangible common equity represents net earnings available to common stockholders as a percentage of average tangible common equity. Tangible common equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(4) Net interest margin represents net interest income divided by average interest-earning assets.
(5) Efficiency ratio represents (i) other expense, divided by (ii) net interest income, plus other income, less retailer share arrangements.
(6) Based on customer statement-end balances extrapolated to the respective period-end date.
(7) Allowance coverage ratio represents allowance for credit losses divided by total period-end loan receivables.
(8) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(9) Includes activity and accounts associated with loan receivables held for sale.
(10) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
STATEMENTS OF EARNINGS
(unaudited, $ in millions)
	Quarter Ended
	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	1Q'21 vs. 1Q'20
Interest income:
Interest and fees on loans	$3,732	$3,981	$3,821	$3,808	$4,340	$(608)	(14.0)%
Interest on cash and debt securities	10	12	16	22	67	(57)	(85.1)%
Total interest income	3,742	3,993	3,837	3,830	4,407	(665)	(15.1)%

Interest expense:
Interest on deposits	170	200	245	293	356	(186)	(52.2)%
Interest on borrowings of consolidated securitization entities	51	52	53	59	73	(22)	(30.1)%
Interest on senior unsecured notes	82	82	82	82	88	(6)	(6.8)%
Total interest expense	303	334	380	434	517	(214)	(41.4)%

Net interest income	3,439	3,659	3,457	3,396	3,890	(451)	(11.6)%

Retailer share arrangements	(989)	(1,047)	(899)	(773)	(926)	(63)	6.8%
Provision for credit losses	334	750	1,210	1,673	1,677	(1,343)	(80.1)%
Net interest income, after retailer share arrangements and provision for credit losses	2,116	1,862	1,348	950	1,287	829	64.4%

Other income:
Interchange revenue	171	185	172	134	161	10	6.2%
Debt cancellation fees	69	72	68	69	69	—	—%
Loyalty programs	(179)	(202)	(155)	(134)	(158)	(21)	13.3%
Other	70	27	46	26	25	45	180.0%
Total other income	131	82	131	95	97	34	35.1%

Other expense:
Employee costs	364	347	382	327	324	40	12.3%
Professional fees	190	186	187	189	197	(7)	(3.6)%
Marketing and business development	95	139	107	91	111	(16)	(14.4)%
Information processing	131	128	125	116	123	8	6.5%
Other	152	200	266	263	247	(95)	(38.5)%
Total other expense	932	1,000	1,067	986	1,002	(70)	(7.0)%

Earnings before provision for income taxes	1,315	944	412	59	382	933	244.2%
Provision for income taxes	290	206	99	11	96	194	202.1%
Net earnings	$1,025	$738	$313	$48	$286	$739	258.4%

Net earnings available to common stockholders	$1,014	$728	$303	$37	$275	$739	268.7%

SYNCHRONY FINANCIAL
STATEMENTS OF FINANCIAL POSITION
(unaudited, $ in millions)
	Quarter Ended
	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Mar 31, 2021 vs. Mar 31, 2020
Assets
Cash and equivalents	$16,620	$11,524	$13,552	$16,344	$13,704	$2,916	21.3%
Debt securities	6,550	7,469	8,432	6,623	6,146	404	6.6%
Loan receivables:
Unsecuritized loans held for investment	53,823	56,472	52,613	52,629	54,765	(942)	(1.7)%
Restricted loans of consolidated securitization entities	23,035	25,395	25,908	25,684	27,704	(4,669)	(16.9)%
Total loan receivables	76,858	81,867	78,521	78,313	82,469	(5,611)	(6.8)%
Less: Allowance for credit losses	(9,901)	(10,265)	(10,146)	(9,802)	(9,175)	(726)	7.9%
Loan receivables, net	66,957	71,602	68,375	68,511	73,294	(6,337)	(8.6)%
Loan receivables held for sale	23	5	4	4	5	18	NM
Goodwill	1,104	1,078	1,078	1,078	1,078	26	2.4%
Intangible assets, net	1,169	1,125	1,091	1,166	1,208	(39)	(3.2)%
Other assets	3,431	3,145	3,126	2,818	2,603	828	31.8%
Total assets	$95,854	$95,948	$95,658	$96,544	$98,038	$(2,184)	(2.2)%

Liabilities and Equity
Deposits:
Interest-bearing deposit accounts	$62,419	$62,469	$63,195	$63,857	$64,302	$(1,883)	(2.9)%
Non-interest-bearing deposit accounts	342	313	298	291	313	29	9.3%
Total deposits	62,761	62,782	63,493	64,148	64,615	(1,854)	(2.9)%
Borrowings:
Borrowings of consolidated securitization entities	7,193	7,810	7,809	8,109	9,291	(2,098)	(22.6)%
Senior unsecured notes	7,967	7,965	7,962	7,960	7,957	10	0.1%
Total borrowings	15,160	15,775	15,771	16,069	17,248	(2,088)	(12.1)%
Accrued expenses and other liabilities	4,494	4,690	4,295	4,428	4,205	289	6.9%
Total liabilities	82,415	83,247	83,559	84,645	86,068	(3,653)	(4.2)%
Equity:
Preferred stock	734	734	734	734	734	—	—
Common stock	1	1	1	1	1	—	—%
Additional paid-in capital	9,592	9,570	9,552	9,532	9,523	69	0.7%
Retained earnings	11,470	10,621	10,024	9,852	9,960	1,510	15.2%
Accumulated other comprehensive income (loss)	(56)	(51)	(31)	(37)	(49)	(7)	14.3%
Treasury stock	(8,302)	(8,174)	(8,181)	(8,183)	(8,199)	(103)	1.3%
Total equity	13,439	12,701	12,099	11,899	11,970	1,469	12.3%
Total liabilities and equity	$95,854	$95,948	$95,658	$96,544	$98,038	$(2,184)	(2.2)%

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Quarter Ended
	Mar 31, 2021			Dec 31, 2020			Sep 30, 2020			Jun 30, 2020			Mar 31, 2020
		Interest	Average		Interest	Average		Interest	Average		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$14,610	$4	0.11%	$11,244	$4	0.14%	$13,664	$4	0.12%	$15,413	$3	0.08%	$12,902	$42	1.31%
Securities available for sale	6,772	6	0.36%	8,706	8	0.37%	7,984	12	0.60%	6,804	19	1.12%	5,954	25	1.69%

Loan receivables, including held for sale:
Credit cards	74,865	3,657	19.81%	76,039	3,908	20.45%	74,798	3,752	19.96%	75,942	3,740	19.81%	81,716	4,272	21.03%
Consumer installment loans	2,219	53	9.69%	2,057	50	9.67%	1,892	46	9.67%	1,546	37	9.63%	1,432	35	9.83%
Commercial credit products	1,231	21	6.92%	1,293	23	7.08%	1,238	22	7.07%	1,150	30	10.49%	1,243	33	10.68%
Other	43	1	NM	63	—	—	77	1	NM	59	1	NM	37	—	—%
Total loan receivables, including held for sale	78,358	3,732	19.32%	79,452	3,981	19.93%	78,005	3,821	19.49%	78,697	3,808	19.46%	84,428	4,340	20.67%
Total interest-earning assets	99,740	3,742	15.22%	99,402	3,993	15.98%	99,653	3,837	15.32%	100,914	3,830	15.26%	103,284	4,407	17.16%

Non-interest-earning assets:
Cash and due from banks	1,635			1,525			1,489			1,486			1,450
Allowance for credit losses	(10,225)			(10,190)			(9,823)			(9,221)			(8,708)
Other assets	5,305			5,228			5,021			4,779			4,696
Total non-interest-earning assets	(3,285)			(3,437)			(3,313)			(2,956)			(2,562)

Total assets	$96,455			$95,965			$96,340			$97,958			$100,722

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$62,724	$170	1.10%	$62,800	$200	1.27%	$63,569	$245	1.53%	$64,298	$293	1.83%	$64,366	$356	2.22%
Borrowings of consolidated securitization entities	7,694	51	2.69%	7,809	52	2.65%	8,057	53	2.62%	8,863	59	2.68%	9,986	73	2.94%
Senior unsecured notes	7,965	82	4.18%	7,963	82	4.10%	7,960	82	4.10%	7,958	82	4.14%	8,807	88	4.02%

Total interest-bearing liabilities	78,383	303	1.57%	78,572	334	1.69%	79,586	380	1.90%	81,119	434	2.15%	83,159	517	2.50%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	346			308			307			309			299
Other liabilities	4,655			4,663			4,308			4,349			4,672
Total non-interest-bearing liabilities	5,001			4,971			4,615			4,658			4,971

Total liabilities	83,384			83,543			84,201			85,777			88,130

Equity
Total equity	13,071			12,422			12,139			12,181			12,592

Total liabilities and equity	$96,455			$95,965			$96,340			$97,958			$100,722
Net interest income		$3,439			$3,659			$3,457			$3,396			$3,890

Interest rate spread(1)			13.65%			14.29%			13.42%			13.11%			14.66%
Net interest margin(2)			13.98%			14.64%			13.80%			13.53%			15.15%

(1) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(2) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
BALANCE SHEET STATISTICS
(unaudited, $ in millions, except per share statistics)

	Quarter Ended
	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	Mar 31, 2021 vs. Mar 31, 2020
BALANCE SHEET STATISTICS
Total common equity	$12,705	$11,967	$11,365	$11,165	$11,236	$1,469	13.1%
Total common equity as a % of total assets	13.25%	12.47%	11.88%	11.56%	11.46%		1.79%

Tangible assets	$93,581	$93,745	$93,489	$94,300	$95,752	$(2,171)	(2.3)%
Tangible common equity(1)	$10,432	$9,764	$9,196	$8,921	$8,950	$1,482	16.6%
Tangible common equity as a % of tangible assets(1)	11.15%	10.42%	9.84%	9.46%	9.35%		1.80%
Tangible common equity per share(1)	$17.95	$16.72	$15.75	$15.28	$15.35	$2.60	16.9%

REGULATORY CAPITAL RATIOS(2)(3)
	Basel III - CECL Transition
Total risk-based capital ratio(4)	19.7%	18.1%	18.1%	17.6%	16.5%
Tier 1 risk-based capital ratio(5)	18.3%	16.8%	16.7%	16.3%	15.2%
Tier 1 leverage ratio(6)	14.5%	14.0%	13.3%	12.7%	12.3%
Common equity Tier 1 capital ratio	17.4%	15.9%	15.8%	15.3%	14.3%

(1) Tangible common equity ("TCE") is a non-GAAP measure. We believe TCE is a more meaningful measure of the net asset value of the Company to investors. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(2) Regulatory capital ratios at March 31, 2021 are preliminary and therefore subject to change.
(3) Capital ratios starting March 31, 2020 reflect election to delay for two years an estimate of CECL’s effect on regulatory capital in accordance with the interim final rule issued by U.S. banking agencies in March 2020.
(4) Total risk-based capital ratio is the ratio of total risk-based capital divided by risk-weighted assets.
(5) Tier 1 risk-based capital ratio is the ratio of Tier 1 capital divided by risk-weighted assets.
(6) Tier 1 leverage ratio is the ratio of Tier 1 capital divided by total average assets, after certain adjustments. Tier 1 leverage ratios are based upon the use of daily averages for all periods presented.

SYNCHRONY FINANCIAL
PLATFORM RESULTS
(unaudited, $ in millions)
	Quarter Ended
	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020	1Q'21 vs. 1Q'20
RETAIL CARD
Purchase volume(1)(2)	$26,540	$31,256	$27,374	$24,380	$24,008	$2,532	10.5%
Period-end loan receivables	$47,855	$52,130	$49,595	$49,967	$52,390	$(4,535)	(8.7)%
Average loan receivables, including held for sale	$49,044	$50,235	$49,503	$50,238	$53,820	$(4,776)	(8.9)%
Average active accounts (in thousands)(2)(3)	49,078	49,001	47,065	46,970	53,018	(3,940)	(7.4)%

Interest and fees on loans	$2,547	$2,719	$2,619	$2,640	$3,037	$(490)	(16.1)%
Other income	$66	$50	$84	$56	$59	$7	11.9%
Retailer share arrangements	$(970)	$(1,026)	$(877)	$(752)	$(904)	$(66)	7.3%

PAYMENT SOLUTIONS
Purchase volume(1)(2)	$5,561	$5,942	$5,901	$4,823	$5,375	$186	3.5%
Period-end loan receivables	$19,682	$20,153	$19,550	$19,119	$19,973	$(291)	(1.5)%
Average loan receivables, including held for sale	$19,867	$19,734	$19,247	$19,065	$20,344	$(477)	(2.3)%
Average active accounts (in thousands)(2)(3)	11,496	11,536	11,497	11,900	12,681	(1,185)	(9.3)%

Interest and fees on loans	$627	$673	$650	$632	$706	$(79)	(11.2)%
Other income	$19	$4	$13	$14	$13	$6	46.2
Retailer share arrangements	$(15)	$(17)	$(20)	$(18)	$(18)	$3	(16.7)%

CARECREDIT
Purchase volume(1)	$2,648	$2,676	$2,738	$1,952	$2,659	$(11)	(0.4)%
Period-end loan receivables	$9,321	$9,584	$9,376	$9,227	$10,106	$(785)	(7.8)%
Average loan receivables, including held for sale	$9,447	$9,483	$9,255	$9,394	$10,264	$(817)	(8.0)%
Average active accounts (in thousands)(3)	5,706	5,724	5,708	5,966	6,379	(673)	(10.6)%

Interest and fees on loans	$558	$589	$552	$536	$597	$(39)	(6.5)%
Other income	$46	$28	$34	$25	$25	$21	84.0%
Retailer share arrangements	$(4)	$(4)	$(2)	$(3)	$(4)	$—	—%

TOTAL SYF
Purchase volume(1)(2)	$34,749	$39,874	$36,013	$31,155	$32,042	$2,707	8.4%
Period-end loan receivables	$76,858	$81,867	$78,521	$78,313	$82,469	$(5,611)	(6.8)%
Average loan receivables, including held for sale	$78,358	$79,452	$78,005	$78,697	$84,428	$(6,070)	(7.2)%
Average active accounts (in thousands)(2)(3)	66,280	66,261	64,270	64,836	72,078	(5,798)	(8.0)%

Interest and fees on loans	$3,732	$3,981	$3,821	$3,808	$4,340	$(608)	(14.0)%
Other income	$131	$82	$131	$95	$97	$34	35.1%
Retailer share arrangements	$(989)	$(1,047)	$(899)	$(773)	$(926)	$(63)	6.8%
(1) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(2) Includes activity and balances associated with loan receivables held for sale.
(3) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES AND CALCULATIONS OF REGULATORY MEASURES(1)
(unaudited, $ in millions, except per share statistics)
	Quarter Ended
	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020
COMMON EQUITY AND REGULATORY CAPITAL MEASURES(2)
GAAP Total equity	$13,439	$12,701	$12,099	$11,899	$11,970
Less: Preferred stock	(734)	(734)	(734)	(734)	(734)
Less: Goodwill	(1,104)	(1,078)	(1,078)	(1,078)	(1,078)
Less: Intangible assets, net	(1,169)	(1,125)	(1,091)	(1,166)	(1,208)
Tangible common equity	$10,432	$9,764	$9,196	$8,921	$8,950
Add: CECL transition amount	2,595	2,686	2,656	2,570	2,417

Adjustments for certain deferred tax liabilities and certain items in accumulated comprehensive income (loss)	354	341	305	302	304
Common equity Tier 1	$13,381	$12,791	$12,157	$11,793	$11,671
Preferred stock	734	734	734	734	734
Tier 1 capital	$14,115	$13,525	$12,891	$12,527	$12,405

Add: Allowance for credit losses includible in risk-based capital	1,031	1,079	1,034	1,031	1,082
Total Risk-based capital	$15,146	$14,604	$13,925	$13,558	$13,487

ASSET MEASURES(2)
Total average assets	$96,455	$95,965	$96,340	$97,958	$100,722
Adjustments for:
Add: CECL transition amount	2,595	2,686	2,656	2,570	2,417
Disallowed goodwill and other disallowed intangible assets (net of related deferred tax liabilities) and other	(1,987)	(1,924)	(1,906)	(1,980)	(2,010)
Total assets for leverage purposes	$97,063	$96,727	$97,090	$98,548	$101,129

Risk-weighted assets	$76,965	$80,561	$76,990	$77,048	$81,639

CECL FULLY PHASED-IN CAPITAL MEASURES
Tier 1 capital	$14,115	$13,525	$12,891	$12,527	$12,405
Less: CECL transition adjustment	(2,595)	(2,686)	(2,656)	(2,570)	(2,417)
Tier 1 capital (CECL fully phased-in)	$11,520	$10,839	$10,235	$9,957	$9,988
Add: Allowance for credit losses	9,901	10,265	10,146	9,802	9,175
Tier 1 capital (CECL fully phased-in) + Reserves for credit losses	$21,421	$21,104	$20,381	$19,759	$19,163

Risk-weighted assets	$76,965	$80,561	$76,990	$77,048	$81,639
Less: CECL transition adjustment	(2,386)	(2,477)	(2,447)	(2,361)	(2,204)
Risk-weighted assets (CECL fully phased-in)	$74,579	$78,084	$74,543	$74,687	$79,435

TANGIBLE COMMON EQUITY PER SHARE
GAAP book value per share	$21.86	$20.49	$19.47	$19.13	$19.27
Less: Goodwill	(1.90)	(1.85)	(1.85)	(1.85)	(1.85)
Less: Intangible assets, net	(2.01)	(1.92)	(1.87)	(2.00)	(2.07)
Tangible common equity per share	$17.95	$16.72	$15.75	$15.28	$15.35

(1) Regulatory measures at March 31, 2021 are presented on an estimated basis.
(2) Capital ratios starting March 31, 2020 reflect election to delay for two years an estimate of CECL’s effect on regulatory capital in accordance with the interim final rule issued by U.S. banking agencies in March 2020